UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2026

CO-DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2026, Co-Diagnostics, Inc. (the “Company”) held a court-ordered special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved Amendment No. 1 (the “Plan Amendment”) to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan (the “Plan”). The Company’s Board of Directors had previously approved the Plan Amendment, subject to shareholder approval. The Plan Amendment became effective when the shareholders approved it on November 13, 2026.

The Plan Amendment increases the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance under the Plan by 2,000,000 shares. As amended, the Plan provides that, subject to adjustment as provided in the Plan, the maximum number of shares of Common Stock that may be issued or transferred under awards granted under the Plan is 2,223,333 shares. To that number are added any shares that become available for issuance under the Plan when awards granted under the Company’s Amended and Restated 2015 Long-Term Incentive Plan (the “2015 Plan”) are cancelled or forfeited. The Plan Amendment also sets the maximum number of shares of Common Stock that may be issued on the exercise of incentive stock options granted under the Plan at 2,223,333 shares, subject to adjustment as provided in the Plan. Apart from the increase in the share reserve, the Plan Amendment does not materially change the terms of the Plan. The Company’s employees, non-employee directors and consultants, including its executive officers, are eligible to receive awards under the Plan.

The material terms of the Plan, as amended by the Plan Amendment, are summarized in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting. That proxy statement was filed with the Securities and Exchange Commission on October 26, 2026 (the “Proxy Statement”). The summary appears under the caption “Proposal No. 2 — Approval of an Increase in the Number of Shares Authorized for Issuance Under the Co-Diagnostics, Inc. 2025 Equity Incentive Plan” and is incorporated herein by reference. The description above and the summary in the Proxy Statement are not complete. They are qualified in their entirety by the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The voting results for the Plan Amendment are reported under Item 5.07 of this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 13, 2026, the Company held a Special Meeting of shareholders at which the following matters were voted on:

Proposal No. 1: Election of Directors. The Company’s shareholders elected for a one-year term each of the persons nominated for election as a director. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Dwight Egan	1,280,609	314,073	2,092,364
Eugene Durenard	1,461,469	133,213	2,092,364
Richard Serbin	1,461,461	133,221	2,092,364
James Nelson	1,459,292	135,390	2,092,364
Edward Murphy	1,447,019	147,663	2,092,364

There were no abstentions with respect to the election of directors.

Proposal No. 2: A proposal to approve an increase in the number of shares of common stock authorized for issuance under the Company’s Co-Diagnostics, Inc. 2025 Equity Incentive Plan, as described in the Proxy Statement. This proposal was adopted.

For	Against	Abstain	Broker Non-votes
1,017,401	571,209	6,072	2,092,364

Proposal No. 3: A proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation.” This proposal was adopted.

For	Against	Abstain	Broker Non-votes
1,099,440	486,505	8,737	2,092,364

Proposal No. 4: A proposal to ratify the Audit Committee’s appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. This proposal was ratified.

For	Against	Abstain	Broker Non-votes
2,908,169	752,419	26,458	-

Proposal No. 5: A proposal to approve an amendment to the Company’s Articles of Incorporation to provide that shares representing one-third of the votes entitled to be cast on a matter shall constitute a quorum for the transaction of business at a meeting of shareholders. This proposal was approved.

For	Against	Abstain	Broker Non-votes
1,163,672	427,187	3,823	2,092,364

Proposal No. 6: A proposal to approve the potential exercise of the new warrants to purchase an aggregate of 3,404,724 shares of common stock at an exercise price of $1.56 per share that were issued on August 3, 2026 pursuant to that certain inducement agreement dated July 30, 2026, for which stockholder approval is required in accordance with Nasdaq Listing Rule 5635(d). This proposal was approved.

For	Against	Abstain	Broker Non-votes
1,304,745	284,259	5,516	2,092,364

Proposal No. 7: A proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock issuable upon conversion of the secured convertible notes issued in connection with the financing transaction described in the Proxy Statement. This proposal was approved.

For	Against	Abstain	Broker Non-votes
546,401	442,538	605,743	2,092,364

Proposal No. 8: A proposal to approve an amendment to the Company’s Articles of Incorporation, as amended, to effect one or more reverse stock splits of the Company’s issued and outstanding shares of common stock, on one or more occasions, at a ratio of not less than 1-for-2, with the cumulative effect of all such reverse stock splits not to exceed 1-for-750, such final ratio or ratios and the timing and number of any reverse stock splits to be determined by our Board at any time within twelve months following the Special Meeting, without further approval or authorization of our stockholders, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstain	Broker Non-votes
2,742,151	940,861	4,034	-

Proposal No. 9: A proposal to approve any adjournments or postponements of the Special Meeting. This proposal was approved.

For	Against	Abstain	Broker Non-votes
3,114,883	549,187	22,976	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Amendment No. 1 to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: November 13, 2026	By:	/s/ Dwight H. Egan
	Name:	Dwight Egan
	Title:	Chief Executive Officer (Principal Executive Officer)